                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 23, 2003


                                RSA Security Inc.
               (Exact name of registrant as specified in charter)


       Delaware                   000-25120                      04-2916506
       --------                   ---------                      ----------
 (State or other juris-          (Commission                   (IRS Employer
diction of incorporation)        File Number)                Identification No.)


174 Middlesex Turnpike, Bedford, Massachusetts                       01730
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (781) 515-5000

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

      On January 23 2003, RSA Security Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2002.
The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

      See the Exhibit Index attached to this Report.


                                      -2-
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2003        RSA Security Inc.
                              -----------------
                              (Registrant)



                              By: /s/Jeffrey D. Glidden
                                  --------------------------------
                                  Jeffrey D. Glidden
                                  Senior Vice President, Finance and Operations,
                                  Chief Financial Officer and Treasurer


                                      -3-
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                                  EXHIBIT INDEX

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
Exhibit No.                Description
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
  99.1                     Press release, dated January 23, 2003, announcing the financial results of RSA
                           Security Inc. for the fourth quarter and year ended December 31, 2002.